EQUIPMENT LEASE
                                ---------------


          This Lease Agreement is made and entered into on the __ day of September, 2004 by and between Consolidated Logistics & Transportation, LLC, with an address of 950B Chester Avenue, Delran, New Jersey 08075 (Lessor) and J.S. Transportation, Inc., with an address of 833 Rancocas Road, Mount Holly, NJ 08060(Lessee).


                1.     Terms & Conditions
                       -------------------

          Lessor leases to Lessee and Lessee rents from Lessor the equipment listed on Schedule "A" attached hereto and made a part hereof (the "Equipment"). Pursuant to the terms and conditions set forth herein, this Lease constitutes the FULL AND ENTIRE AGREEMENT between the Lessor and Lessee in connection with the Equipment


                2.     Term
                       -----

          This Lease shall commence on October 1, 2004 and shall continue for a period of Forty Eight (48) months otherwise terminated in accordance with the terms of this Lease. Lessee may however terminate this lease on ninety
     (90) days advance written notice to Lessor. In the event this lease is terminated Lessee shall no longer have the right to purchase the Equipment in accordance with the Purchase Option described herein.


                3.     Warranties. Condition of Equipment
                       ----------------------------------

          LESSOR MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OR USE OR WITH RESPECT TO ITS DURABILITY. Lessee acknowledges that it is accepting the equipment "As Is", and that Lessor makes no representations regarding the condition of the Equipment. Lessee acknowledges that Lessor is not a manufacturer of the Equipment. If the Equipment does not operate as represented or warranted or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against said manufacturer, Lessee hereby waives any such claim against Lessor, and shall in any event make any payments of rent to Lessor without offset, deduction or abatement for any reason. So long as Lessee is not in default hereunder, Lessee shal1 have the benefit of and may enforce in Lessee's own name and at Lessee's sole expense, any manufacturer's warranty or agreement with respect to the Equipment to the extent permitted by such warranty or agreement and Lessor shall execute and deliver such instruments as may be reasonably requested by Lessee and necessary to enable Lessee to obtain such benefits.




                4.     Rental Payments
                       ---------------

          Upon execution of this Agreement Lessee shall pay to Lessor the sum of $50,000 representing the first month rental obligations pursuant to this
     Agreement  and  a  non-refundable   payment  of  the  final  months  rent,
     thereafter Lessee promises and agrees to pay, without demand, on the first day of each month the sum of Twenty Five Thousand Dollars ($25,000.00) for each month Lessee has possession of the Equipment. Said rental shall be payable at the office of Lessor, or to such other person and/or at such other place as Lessor may, from time to time, designate in writing. Lessor shall assess a late charge on any rental installment that is not paid in advance in the manner described above at the rate of Five Percent (5 %) of the delinquent amount.


                5.     Title to and Return of Equipment
                       --------------------------------

          Dunng the term of this Lease, title to the Equipment shall remain in the Lessor. This Lease is a lease only and no title, ownership, or other rights in or to said Equipment shall pass to Lessee except as provided for under this Lease. Lessor may inspect the Equipment at any time and Lessee agrees to keep it in first class mechanical condition and repair at Lessee's expense, and not to mortgage, pledge, sign, sell or otherwise dispose of its interest therein or in any equipment or accessories attached thereto. Plates or other markings shall be affixed to or placed on the Equipment by Lessor or at Lessor's request by Lessee at Lessee's expense indicating that Lessor is the owner thereof and Lessee will not remove same. Lessee shall, at its own cost and expense, keep the leased equipment in good working condition and shall exercise reasonable care in using such equipment during the term of this Lease, and shall make good to the Lessor for any damage to such equipment caused by fire, theft, accident, neglect, abuse or otherwise. Upon the termination of this Lease, the Equipment leased hereunder shall be returned to Lessor at a location specified by Lessor and at Lessee's expense in as good condition as received, normal
     wear  and  tear   excepted.   All   replacements,   accessories,   capital
     improvements made to or upon said Equipment shall become a component part thereof and title thereto shall be immediately vested in Lessor, If Lessor
     so  requests,   Lessee  shall  furnish  Lessor  a  written  statement  (a)
     acknowledging receipt of the Equipment leased hereunder in good condition and repair and (b) accepting the Equipment as satisfactory in all respects for the purposes of this Lease.


                6.     Assignment by Lessor
                       --------------------

          Lessor may, without notice to Lessee, assign this Lease and any assignees may assign the same. All rights of Lessor hereunder shall be succeeded to by any assihnee hereof, and said assignee's title to this Lease, said rental herein provided for to be paid and to the Equipment shall be free from any defense, setoffs, or counterclaims of any kind which Lessee may be entitled to assert against Lessor, Lessee hereby waiving the same as against such assignee; it being understood and agreed that any assignee does not assume any obligation of the Lessor herein named. It is further understood agreed, however, that Lessee may separately claim against Lessor as to any matters which Lessee may be entitled to assert against Lessor.

         7.        Assignment by Lessee
                   --------------------

          Lessee shall not assign, mortgage, or hypothecate this Lease or any interest therein, or sublet the Equipment without the prior written consent of Lessor or its assignee, if applicable. Any assignment, mortgage, hypothecation of sublease by Lessee without such consent shall be void.

         8.        Risk of Loss
                   ------------

          Lessee shall bear all risk of loss, theft, or destruction to the equipment from any cause whatsoever. No such loss or damage shall relieve Lessee from any obligation under this Lease, all of which continue in full force and effect. In the event of any such loss, Lessee, at Lessor's option, shall either (a) place the affected Equipment in good repair, condition, and working order, or (b) replace the same with like equipment in good repair, condition, and working order, or (c) pay Lessor the Stipulated Loss Value as such term is defined below within sixty (60) days of notification by Lessor that Lessor has elected to receive the equal to
     (i) the total of all rent and any other amounts, if any, due with respect to the affected Equipment as of the date of payment of the Stipulated Loss Value plus (ii) all future rent payments with respect to the affected Equipment, discounted to present value at the rate of five percent (5%) per annum simple interest from the date each such future rent payment would have been made to the date of the payment of the Stipulated Loss Value, plus (iii) the anticipated fair market vialue of the affected Equipment at the expiration of the lease term discounted at the presejnt value at five percent (5%) per annum simple interest from the date of the last scheduled rent payment on the affected Equipment to the date of payment of the Stipulated Loss Value, less the net amount of the recovery, if any, actually received by Lessor from insurance or otherwise for such loss, damage theft or destruction. After compliance with the foregoing to Lessor's reasonable satisfaction, and provided that Lessee is not in default under this Lease, Lessee shall be subrogated to Lessor's rights to any insurance policies or claims for reimbursement by others with respect to such loss, damage, theft, or destruction provided that Lessor's insurance policies allow for such subrogation.

                9.     Insurance
                       ---------

          During the lease term, Lessee shall, at its own expense, insure the Equipment against all hazards, including, but not limited to loss due to fire theft, and destruction or damage of any nature for the fall replacement value of the Equipment, and such other insurance as necessary for Lessee's and Lessor's protection and the protection of all Equipment leased hereunder, and such policies shall be payable to Lessor (or its assignee) as its interest may appear. Such policies shall be in form, amount and coverage, and with insurers acceptable to Lessor. Each policy shall provide, at least, the following:

                      1. Workers' Compensation Insurance in accordance with
                         statutory requirements, and Employer's Liability insurance with a minimiim limit of $1,000,000 each occurrence.

                      2. Commercial Primary Liability Insurance including
                         Personal Injury and Property Damage with the following minimum limits of liability:


                                Bodily Injury         $1,000,000 each occurrence
                                Property Damage       $1,000,000 each occurrence

                        a. The Commercial General Liability policy shall include
                           an endorsement stating that Lessor is an additional insured as regards the Lessee's liability arising out of operations performed under this Agreement,

                      3. Commercial General Automobile Liability Insurance with
                         the following minimum limits of liability:

                                Bodily Injury         $5,000,000 each occurrence
                                Property Damage       $5,000,000 each occurrence

                         This insurance is to apply to all owned, non-owned, and hired vehicles used by the Lessee or its subcontractors in the performance of its obligations under this Agreement. Bobtail Liability is not acceptable Auto Liability Policy shall include an endorsement showing additional insured as regards the Lessee's liability arising out of operations performed under this contract.

                      4. Other Insurance: Any specialized insurance actually
                         required due to the nature of the work to be performed, whether required by any applicable statute, regulation, or licensing requirement, or by prevailing industry practice.


                10.    Indemnification
                       ---------------

          Lessee does hereby agree to indemnify, defend, and hold Lessor and Lessor's shareholders, directors,, officers, members, employees, and agents; free and harmless of any claim, loss, liability, regulatory violation, sanction, and expense (including attorneys' fees) resulting from any loss or damage to the Equipment and any injuries to, or deaths of persons, and damage to property, howsoever arising, directly or indirectly, from or incident to the use, operation and storage of the Equipment including but not limited to strict liability in tort, and whether such injury or death to persons, be they agents or employees of the Lessee or of third parties, it being specifically agreed to and acknowledged by Lessee that the foregoing provision includes but is not limited to all claims, losses, liabilities, fines, forfeitures, penalties, seizures, and expenses (including attorneys' fees) occurring by reason of any negligence (active or passive) omission, or other act or conduct of the Lessor or any third party acting for or on behalf of the Lessor.

                11.    Taxes
                       -----

          Lessee agrees to use, operate and maintain the Equipment in accordance with all laws; to pay all licensing or registration fees for said Equipment; to keep the same free of levies, liens and encumbrances; to pay all other taxes, assessments, fees, and penalties which may be levied or assessed on or in respect to said Equipment or its use by Lessee or of Lessee's interest therein, or rental payments thereon, including but not limited to all statet federal, and local taxes, however designated, levied, or assessed upon the Lessee and Lessor or either of them or said Equipment, or upon the sale, Ownership, or use or operation thereof.


                12.    Additional Rent
                       ----------------

          If Lessee shall fail to make any payment or perform any act or obligation required by Lessee hereunder, Lessor may (but need not) make such payment or perform such act or obligation at the expense of Lessee} and such payment or performance shall not constitute a waiver or cure of any Lessee default. Any expense so incurred by Lessor shall constitute additional rent due hereunder and shall be payable by Lessee to Lessor upon demand. Any rent, additional rent, or other sum due under this Lease shall accrue interest from the due date thereof at the lower of (a) Lessor's then prevailing late charge rate or (b) the highest rate permitted by applicable law. All payments made hereunder shall be applied first to any charges or other expenses due hereunder and the remaining balance, if any, to rent then due.

                13.    Events of Default
                       -----------------

          The occurrence of any of the following shall, at the option of Lessor and without any notice other than as provided herein, constitute an "Event of Default" under this Lease; (a) Lessee fails to pay any rent or other sums due hereunder and such failure shall continue for fifteen (15) days after written notice by Lessor to Lessee; (b) Lessee fails to perform any other covenant herein and such failure continues for ten (10) days after written notice by Lessor to Lessee; (c) a petition in bankruptcy is filed by or on behalf of Lessee, voluntary or involuntary, or for reorganization, or for an arrangement pursuant to the U. S. Bankruptcy Code, or any similar federal or state or foreign law or is adjudicated bankrupt or insolvent, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts generally as they become due, or is! dissolved, or suspends payment of any of its obligations, or takes any corporate action in furtherance of any of the foregoing; (d) a petition or answer proposing the adjuidication of Lessee as a bankrupt, or its reorganization under the U. S. Bankruptcy Code, of any other similar federal or state or foreign law is filed with any Court, and (i) Lessee shall consent to such filing, or (ii) such petition or answer is not discharged or denied within sixty (60) days after such filing, (e) a receiver, trustee, or liquidator (or other similar official) is appointed for or takes possession or charge of Lessee, substantially all of its assets, or any Equipment; (f) Lessee's interest in any Equipment is levied upon or attached in any proceeding, and such process is not vacated or discharged within thirty (30) days thereafter; (g) Lessee attempts to sell, transfer, mortgage, pledge, or otherwise encumber, sublet or part with possession of any Equipment without Lessor's prior written consent; (h) INTENTIONALLY DELETED; (i) death of the Lessee (if an individual); or 0) any of the events described in clauses (c), (d), or (e) above occurs with, respect to any party obligated or responsible. Any default on the terms of any other agreement executed between the parties (including any entity controlled by, controlling, or under common control with Lessee) may be declared by Lessor to be a default under the terms of this Lease; any default on the terms of this Lease may be declared by Lessor to be a default under the terms of any other agreement between Lessee and Lessor.

                14.    Remedies of Lessor
                       ------------------

          Upon the occurrence of any Event of Default, or at any time thereafter, Lessor, at its sole option may exercise one or more of the following remedies: (i) declare all accrued and unpaid rent immediately due and payable; (ii) terminate this Lease as to any or all items of Equipment upon written notice to Lessee without prejudice to any other remedies hereunder; (iii) enter at any time any premises where the Equipment may be, with or without legal process, and take possession thereof without such action constituting a termination of this Lease, unless Lessor notifies Lessee in writing to such effect; (iv) proceed by appropriate action, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover, as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to the Stipulated Loss Value of the Equipment, as defined in Section 8 above, as of the date of Event of Default, plus interest at Lessor's then prevailing late payment charge from the date of default to the date of payment. After repossession of the Equipment by Lessor, Lessee shall attempt to mitigate Lessee's damages as hereinafter provided. Lessor may attempt to sell or lease (the choice being reserved to Lessor's reasonable discretion) the Equipment in a public or private transaction at which Lessor may bid and, if notice thereof is required by law, any notice in writing of any such sale or lease by Lessor not less than ten (10) days prior to the date thereof shall constitute reasonable notice thereof to Lessee, The proceeds of such sale or lease, if any, should be applied first (i) to all Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing, and selling or leasing the Equipment; then (ii) to the extent not previously paid by Lessee, to pay Lessor any damages then remaining unpaid hereunder; then (iii) to reimburse Lessee any such sums previously paid by Lessee as damages hereunder; then (iv) any surplus shall be retained by Lessor. Lessee shall pay Lessor any deficiency in (i) and (ii) above within ten (10) days of written request for same. Lessor's remedies provided for herein shall be in addition to any and all other remedies provided, existing, or available in its favor under any other provisions of this Lease, at law, or in equity or under statute. Lessor's, remedies may be exercised concurrently or separately, and the exercise of one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure or delay on the part of Lessor in exercising any right or remedy provided hereunder shall operate as a waiver thereof. Waiver of default shall not be a waiver of any other or subsequent default. Lessee waives demand of performance and notice of sale or lease.

          Lessee waives notice of a place of sale or lease and manner and place of any advertising. If, after default, this Lease is placed in the hands of any attorney for collection of unpaid rent or enforcement of any other right or remedy of Lessor, Lessee shall pay all costs and expenses and reasonable attorneys' fees incurred in connection therewith. Each of the parties hereto waives the right to trial by jury in any actjion arising under this Lease.


                15.    Repairs and Maintenance
                       -----------------------


          (a) General. Each vehicle shall be inspected and maintained byjLessee for the duration of this Lease, and any extensions thereof, in accordance with allj applicable laws. Except as otherwise provided, Lessee will furnish for each vehicle the following:

                (1) All repairs and maintenance including parts and labor, preventive maintenance, inspections; and road service;

                (2) All necessary tires, lights brakes, lubricants and other requirements to ensure the leased vehicles are road worthy, and in conformity with all applicable laws; and

                (3) All improvements and maintenance required to iensure the structural integrity of the Equipment and its proper and safe working order, including; without limitation, the straightening, reinforcement and replacement, as necessary, of walls, crossbars, floors and doors and the maintenance of all structural elements, landing gear, welding, bumpers, special equipment (e.g. rams, floors, hydraulics, brakes etc.) of the Equipment in accordance with original design specifications.

          (b) Scheduled Services. Lessee agrees to make available and deliver each vehicle to a facility designated by Lessor when notified by Lessor that services are required. Lessor will not be required to provide substitute vehicles during periods of scheduled services.

                16.    Observance of Laws Registration and Licensing
                       ---------------------------------------------

          Lessee agrees not to permit the vehicles to be used in violation of any federal, state, or municipal laws or ordinances and Lessee will hold Lessor harmless from all fines, claims, forfeitures, or penalties arising from these violations, including violations relating to parking and overweight vehicles. In the event a vehicle is impounded as a result of a violation. Lessee will continue to pay all charges. If there are changes in any laws requiring the installation of additional equipment or accessories or modification of the vehicles, Lessee will comply with these requirements and Lessee will pay for all costs incurred for modification of the
     Equipment. Lessee, at Lessee's expense, will cause all required registrations and licenses to be maintained with respect to the Equipment in order that it be utilizable in connection with the transfer and transportation of solid waste in compliance with all requirements of law. !

                17.    Choice of Law
                       -------------

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

          The parties choose the laws of the State of New Jersey to govern the interpretation, construction, validity, enforcement, and performance of this Lease.


                18.    Severability
                       ------------

          If any provision of this Lease shall be illegal in operation or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable, unless such illegality or invalidity shall materially alter the rights and obligations of the parties hereof In the event any obligation contained in this Lease shall be held to be in violation of the law, such obligatory shall be enforced to the full extent permitted by law.


                19.    Modification
                       ------------

          This Lease may not be changed, altered, or modified except in a writing executed by the Lessor and the Lessee,


                20.    Counterparts
                       ------------

          This Lease may be executed in any number of counterparts. In proving the existence of this Lease, it shall not be necessary to produce or account for more than one such counterpart. The single executed original of this Lease marked "Lease Original" shall be the "Original" and all other counterparts shall be duplicates and shall be labeled as "Non Negotiable".


                21.    Purchase Option
                       ----------------

          Provided that no event of Default shall have occurred and be continuing, Lessee shall be entitled to purchase the Equipment (but not less thajn all) from Lessor at the end of the Term for the sum of One Dollar ($1.00). Upon payment of the purchase price and payment by Lessee to Lessor of all rent and other sums due hereunder with respect to the Equipment, Lessor shall transfer all of its right title and interest in the Equipment to Lessee, "as is", "where is" and without warranty on the part of Lessor except Lessor will warrant that it has good and marketable title to such Equipment free and clear of any liens or encumbrances created by Lessor,


     Accepted this __ day
     of March, 2004

LESSOR: Consolidated Logistics                       LESSEE: JS Transportation
        & Transportation, LLC


By:__________________________                        By:________________________

Title:_______________________                        Title:_____________________